Delivering a Smoke-Free Future Deutsche Bank Global Consumer Conference June 6, 2023 Emmanuel Babeau Chief Financial Officer Introduction • A glossary of terms, as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures for non-GAAP financial measures cited in this presentation are available under “Reports & filings” on our Investor Relations website with additional non-GAAP reconciliations available at the end of this presentation. Our definition of smoke-free products can be found in the glossary of terms 2 Exhibit 99.2

Forward-Looking and Cautionary Statements • This presentation contains projections of future results and goals and other forward-looking statements, including statements regarding business plans, expectations and strategies. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; the impact and consequences of Russia's invasion of Ukraine; changes in adult smoker behavior; the impact of COVID-19 on PMI's business; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; if it is unable to attract and retain the best global talent, including women or diverse candidates; or if it is unable to successfully integrate and realize the expected benefits from recent transactions and acquisitions. Future results are also subject to the lower predictability of our reduced-risk product category's performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including PMI's Annual Report on Form 10-K for the year ended December 31, 2022 and the Form 10-Q for the quarter ended March 31, 2023. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations 3 4 Strong Expected Q2 Driven by Smoke-Free Success • Continued excellent growth from IQOS and ZYN, further ILUMA launches • Strong expected Q2 performance with positive shipment volumes:⎼ Includes HTU shipments of 31-32bn, upper half of previous range⎼ As expected, significant sequential improvement in adjusted OI margin of up to 100 basis points vs. Q1⎼ Adjusted diluted EPS toward top end of $1.42-$1.47 forecast • On track for strong H2 performance with year-on-year organic OI margin growth • Reaffirm full-year adjusted diluted EPS guidance(a) • Advancing towards >50% smoke-free net revenues; working to harness full potential of IQOS and ZYN (a) At then-prevailing exchange rates (April 20, 2023) Source: PMI Financials or estimates

Delivering a Smoke-Free Future Questions & Answers iOS Download Android DownloadHave you downloaded the PMI Investor Relations App? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices Or go to: www.pmi.com/irapp Deutsche Bank Global Consumer Conference 6 Appendix

Note: At then-prevailing exchange rates used for the company’s April 20th forecast Source: PMI Financials or estimates 2023 Forecast 2022 Growth Reported Diluted EPS $5.88 – $6.00 $5.81 Adjustments: - Asset impairment and exit costs 0.06 – - Amortization and impairments of intangibles 0.16 0.15 - Termination of distribution arrangement in the Middle East 0.04 – - Charges related to the war in Ukraine – 0.08 - Costs associated with Swedish Match AB offer – 0.06 - Swedish Match AB acquisition accounting related item 0.01 0.06 - Tax benefit associated with Swedish Match AB financing (0.05) (0.13) - Fair value adj. for equity security investments – (0.02) - Tax items – (0.03) - Total Adjustments 0.22 0.17 Adjusted Diluted EPS $6.10 – $6.22 $5.98 - Less: Currency (0.30) Adjusted Diluted EPS, excluding currency $6.40 – $6.52 $5.98 7% – 9% 2023: EPS Guidance ($/share) 7 Full-Year Delivering a Smoke-Free Future Deutsche Bank Global Consumer Conference June 6, 2023